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                                                                    Exhibit 10.1

                          TRANSATLANTIC HOLDINGS, INC.

                             STOCK OPTION AGREEMENT

                             2000 Stock Option Plan

          Agreement, dated _______________, between Transatlantic Holdings, Inc. ("TRH") and ________________________ (the "Employee"), an employee of TRH or a subsidiary corporation of TRH.

          The parties hereto agree as follows:

          1. Grant of Option. TRH hereby grants to the Employee under the Transatlantic Holdings, Inc. 2000 Stock Option Plan (the "Plan"), a copy of which is included as Appendix A to the Plan prospectus attached hereto and the terms and conditions of which are incorporated herein by reference, an option ("Option") to purchase all or any part of ___________ shares of TRH Common Stock, par value $1.00 per share, at a price of $______ per share at any time after one year from the date hereof as to 25% of such shares, after two years from the date hereof as to 50% of such shares, after three years from the date hereof as to 75% of such shares and after four years from the date hereof as to 100% of such shares or at such earlier time as provided in the Plan, but not after the expiration of ten years from the date hereof.

          2. Exercisability of Option. This Option is not transferable by the Employee other than by will or the laws of descent and distribution, and is exercisable during the lifetime of the Employee only by the Employee.

          3. Employment Status. The Employee agrees with and represents to TRH that he or she will remain in the employ of and render services to TRH or a subsidiary of TRH for a period of at least one year from the date hereof; provided, however, that this Agreement does not confer upon the Employee any right to be retained in the employ of TRH or any subsidiary of TRH.

          4. Disposition of Shares. The Employee will notify TRH promptly of the disposition of any shares purchased pursuant to this Option which are disposed of within two years from the date the Option was granted to the Employee, or within one year from the date the shares were transferred to the Employee. For purposes of the notification required by the preceding sentence, the word "disposition" shall have the meaning as defined in Section 425(c) of the Internal Revenue Code of 1986, as amended.

          5. Incentive Stock Option. This Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          6. Consent to Jurisdiction. (a)TRH AND THE EMPLOYEE HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK OVER ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN OR THE OPTION. TRH and the Employee acknowledge that the forum designated by this Paragraph 6(a) has a reasonable relation to the Plan and the Option and the Employee's relationship with TRH. Notwithstanding the foregoing, nothing herein shall preclude TRH from bringing any action, suit or proceeding in any other court for the purpose of enforcing the provisions of this Paragraph 6.




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          (b) The agreement by TRH and the Employee as to forum is independent of the law that may be applied in the action, suit, or proceeding and TRH and the Employee (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which TRH or the Employee now or hereafter may have to personal jurisdiction or to the laying of venue of any such action, suit or proceeding in any court referred to in Paragraph 6(a),
(iii) undertake not to commence any action, suit or proceeding arising out of or relating to or concerning the Plan in any forum other than a forum described in this Paragraph 6 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such action, suit or proceeding in any such court shall be conclusive and binding upon TRH and the Employee.

          (c) The Employee, as a condition to the Employee's participation in the Plan and receipt of the Option, irrevocably appoints the Corporate Secretary of TRH as the Employee's agent for service of process in connection with any action, suit or proceeding arising out of or relating to the Plan or the Option, who shall promptly advise the Employee of any such service of process.

          (d) The Employee hereby agrees to keep confidential the existence of, and any information concerning, a dispute described in this Paragraph 6, except that the Employee may disclose information concerning such dispute to the court that is considering such dispute or to the Employee's legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute).

          (e) The Employee recognizes and agrees that prior to being selected to participate in the Plan, the Employee has no right to any benefits hereunder. Accordingly, in consideration of the Employee's selection to participate in the Plan, the Employee expressly waives any right to contest the number of options granted to him or her, the terms of the Plan or the Option or any determination, action or omission under the Plan or the Option by TRH or TRH's Board of Directors or a committee thereof.

                                TRANSATLANTIC HOLDINGS, INC.


                                By:
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                                    President

Attest:                             --------------------------------------------
                                    Employee

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                                    Address

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                                    City            State          Zip

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                                    Social Security Number/National I.D. Number